Supplemental Consolidated Schedules Fourth Quarter 2024

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Interest Income
Loans	$5,674	$5,862	$5,761	$5,712	$5,742
Loans held for sale	50	45	41	37	36
Investment securities	1,326	1,316	1,294	1,175	1,182
Other interest income	781	863	889	840	803
Total interest income	7,831	8,086	7,985	7,764	7,763
Interest Expense
Deposits	2,772	3,004	3,028	2,884	2,751
Short-term borrowings	257	284	296	270	332
Long-term debt	656	663	638	625	569
Total interest expense	3,685	3,951	3,962	3,779	3,652
Net interest income	4,146	4,135	4,023	3,985	4,111
Provision for credit losses	560	557	568	553	512
Net interest income after provision for credit losses	3,586	3,578	3,455	3,432	3,599
Noninterest Income
Card revenue	433	426	428	392	436
Corporate payment products revenue	191	203	195	184	182
Merchant processing services	419	440	454	401	409
Trust and investment management fees	703	667	649	641	621
Service charges	314	302	322	315	324
Commercial products revenue	364	397	374	388	326
Mortgage banking revenue	116	155	190	166	137
Investment products fees	87	84	82	77	73
Securities gains (losses), net	(1)	(119)	(36)	2	(116)
Other	207	143	157	134	228
Total noninterest income	2,833	2,698	2,815	2,700	2,620
Noninterest Expense
Compensation and employee benefits	2,607	2,637	2,619	2,691	2,509
Net occupancy and equipment	317	317	316	296	316
Professional services	135	130	116	110	158
Marketing and business development	160	165	158	136	306
Technology and communications	534	524	509	507	513
Other intangibles	139	142	142	146	156
Merger and integration charges	—	—	—	155	171
Other	419	289	354	418	1,090
Total noninterest expense	4,311	4,204	4,214	4,459	5,219
Income before income taxes	2,108	2,072	2,056	1,673	1,000
Applicable income taxes	438	350	445	347	139
Net income	1,670	1,722	1,611	1,326	861
Net (income) loss attributable to noncontrolling interests	(7)	(8)	(8)	(7)	(14)
Net income attributable to U.S. Bancorp	$1,663	$1,714	$1,603	$1,319	$847
Net income applicable to U.S. Bancorp common shareholders	$1,581	$1,601	$1,518	$1,209	$766

Earnings per common share	$1.01	$1.03	$.97	$.78	$.49
Diluted earnings per common share	$1.01	$1.03	$.97	$.78	$.49
Dividends declared per common share	$.50	$.50	$.49	$.49	$.49
Average common shares outstanding	1,560	1,561	1,560	1,559	1,557
Average diluted common shares outstanding	1,560	1,561	1,561	1,559	1,558
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.71	2.74	2.67	2.70	2.78
Return on average assets	.98	1.03	.97	.81	.52
Return on average common equity	12.1	12.4	12.4	10.0	6.4
Efficiency ratio	61.5	60.2	61.0	66.4	75.9

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets		(Unaudited)	(Unaudited)	(Unaudited)
Cash and due from banks	$56,502	$73,562	$65,832	$76,985	$61,192
Investment securities
Held-to-maturity	78,634	80,025	81,486	82,948	84,045
Available-for-sale	85,992	81,704	79,799	72,426	69,706
Loans held for sale	2,573	3,211	2,582	2,080	2,201
Loans
Commercial	139,484	133,638	135,248	134,726	131,881
Commercial real estate	48,859	50,619	51,887	52,677	53,455
Residential mortgages	118,813	118,034	117,147	116,079	115,530
Credit card	30,350	29,037	28,715	27,844	28,560
Other retail	42,326	42,836	43,136	43,262	44,409
Total loans	379,832	374,164	376,133	374,588	373,835
Less allowance for loan losses	(7,583)	(7,560)	(7,549)	(7,514)	(7,379)
Net loans	372,249	366,604	368,584	367,074	366,456
Premises and equipment	3,565	3,585	3,570	3,537	3,623
Goodwill	12,536	12,573	12,476	12,479	12,489
Other intangible assets	5,547	5,488	5,757	6,031	6,084
Other assets	60,720	59,717	59,972	60,046	57,695
Total assets	$678,318	$686,469	$680,058	$683,606	$663,491

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$84,158	$86,838	$86,756	$91,220	$89,989
Interest-bearing	434,151	434,293	437,029	436,843	422,323
Total deposits	518,309	521,131	523,785	528,063	512,312
Short-term borrowings	15,518	23,708	16,557	17,102	15,279
Long-term debt	58,002	54,839	52,720	52,693	51,480
Other liabilities	27,449	27,470	30,111	29,715	28,649
Total liabilities	619,278	627,148	623,173	627,573	607,720
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,715	8,729	8,688	8,642	8,673
Retained earnings	76,863	76,057	75,231	74,473	74,026
Less treasury stock	(24,065)	(24,010)	(24,020)	(24,023)	(24,126)
Accumulated other comprehensive income (loss)	(9,764)	(8,746)	(10,308)	(10,353)	(10,096)
Total U.S. Bancorp shareholders' equity	58,578	58,859	56,420	55,568	55,306
Noncontrolling interests	462	462	465	465	465
Total equity	59,040	59,321	56,885	56,033	55,771
Total liabilities and equity	$678,318	$686,469	$680,058	$683,606	$663,491

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets
Investment securities	$171,325	$166,899	$167,020	$161,236	$161,885
Loans held for sale	3,009	2,757	2,382	2,002	2,154
Loans
Commercial
Commercial	131,180	128,979	130,162	126,602	126,884
Lease financing	4,204	4,159	4,177	4,165	4,212
Total commercial	135,384	133,138	134,339	130,767	131,096
Commercial real estate
Commercial mortgages	39,308	40,343	40,871	41,545	42,089
Construction and development	10,563	11,111	11,418	11,492	11,736
Total commercial real estate	49,871	51,454	52,289	53,037	53,825
Residential mortgages	118,406	117,559	116,478	115,639	115,196
Credit card	29,438	28,994	28,349	27,942	27,753
Other retail
Retail leasing	4,035	4,088	4,185	4,082	4,167
Home equity and second mortgages	13,446	13,239	13,053	12,983	12,977
Other	25,075	25,598	25,992	26,620	27,842
Total other retail	42,556	42,925	43,230	43,685	44,986
Total loans	375,655	374,070	374,685	371,070	372,856
Interest-bearing deposits with banks	50,368	50,547	53,056	50,903	47,532
Other earning assets	13,911	12,907	11,749	10,924	9,817
Total earning assets	614,268	607,180	608,892	596,135	594,244
Allowance for loan losses	(7,599)	(7,576)	(7,550)	(7,438)	(7,270)
Unrealized gain (loss) on investment securities	(6,416)	(6,291)	(7,464)	(7,121)	(8,806)
Other assets	71,654	71,327	71,626	72,333	73,280
Total assets	$671,907	$664,640	$665,504	$653,909	$651,448

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$82,909	$80,939	$83,418	$84,787	$90,590
Interest-bearing deposits
Interest checking	125,111	125,631	125,709	125,011	127,445
Money market savings	206,557	206,546	208,386	196,502	187,322
Savings accounts	41,200	36,814	38,855	41,645	44,728
Time deposits	56,536	58,827	57,541	55,116	52,697
Total interest-bearing deposits	429,404	427,818	430,491	418,274	412,192
Short-term borrowings	17,607	17,723	17,098	16,364	18,645
Long-term debt	57,428	54,841	52,875	52,713	48,863
Total interest-bearing liabilities	504,439	500,382	500,464	487,351	479,700
Other liabilities	25,287	24,575	25,130	25,640	26,379
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	52,004	51,475	49,221	48,859	47,506
Total U.S. Bancorp shareholders' equity	58,812	58,283	56,029	55,667	54,314
Noncontrolling interests	460	461	463	464	465
Total equity	59,272	58,744	56,492	56,131	54,779
Total liabilities and equity	$671,907	$664,640	$665,504	$653,909	$651,448

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended December 31,
		2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$171,325	$1,346	3.14%	$161,885	$1,202	2.97%	5.8%
Loans held for sale	3,009	50	6.73	2,154	36	6.69	39.7
Loans (c)
Commercial	135,384	2,111	6.20	131,096	2,210	6.69	3.3
Commercial real estate	49,871	784	6.25	53,825	880	6.49	(7.3)
Residential mortgages	118,406	1,169	3.95	115,196	1,090	3.78	2.8
Credit card	29,438	963	13.01	27,753	921	13.17	6.1
Other retail	42,556	658	6.15	44,986	652	5.75	(5.4)
Total loans	375,655	5,685	6.03	372,856	5,753	6.13	.8
Interest-bearing deposits with banks	50,368	610	4.82	47,532	677	5.65	6.0
Other earning assets	13,911	171	4.87	9,817	127	5.12	41.7
Total earning assets	614,268	7,862	5.10	594,244	7,795	5.22	3.4
Allowance for loan losses	(7,599)			(7,270)			(4.5)
Unrealized gain (loss) on investment securities	(6,416)			(8,806)			27.1
Other assets	71,654			73,280			(2.2)
Total assets	$671,907			$651,448			3.1

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$82,909			$90,590			(8.5)%
Interest-bearing deposits
Interest checking	125,111	358	1.14	127,445	369	1.15	(1.8)
Money market savings	206,557	1,743	3.36	187,322	1,813	3.84	10.3
Savings accounts	41,200	85.82		44,728	29.26		(7.9)
Time deposits	56,536	586	4.13	52,697	540	4.06	7.3
Total interest-bearing deposits	429,404	2,772	2.57	412,192	2,751	2.65	4.2
Short-term borrowings	17,607	257	5.81	18,645	333	7.09	(5.6)
Long-term debt	57,428	657	4.55	48,863	569	4.62	17.5
Total interest-bearing liabilities	504,439	3,686	2.91	479,700	3,653	3.02	5.2
Other liabilities	25,287			26,379			(4.1)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	52,004			47,506			9.5
Total U.S. Bancorp shareholders' equity	58,812			54,314			8.3
Noncontrolling interests	460			465			(1.1)
Total equity	59,272			54,779			8.2
Total liabilities and equity	$671,907			$651,448			3.1
Net interest income		$4,176			$4,142
Gross interest margin			2.19%			2.20%
Gross interest margin without taxable-equivalent increments			2.17			2.18

Percent of Earning Assets
Interest income			5.10%			5.22%
Interest expense			2.39			2.44
Net interest margin			2.71%			2.78%
Net interest margin without taxable-equivalent increments			2.69%			2.76%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	December 31, 2024			September 30, 2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$171,325	$1,346	3.14%	$166,899	$1,335	3.20%	2.7%
Loans held for sale	3,009	50	6.73	2,757	45	6.44	9.1
Loans (c)
Commercial	135,384	2,111	6.20	133,138	2,217	6.63	1.7
Commercial real estate	49,871	784	6.25	51,454	841	6.50	(3.1)
Residential mortgages	118,406	1,169	3.95	117,559	1,160	3.95	.7
Credit card	29,438	963	13.01	28,994	987	13.54	1.5
Other retail	42,556	658	6.15	42,925	669	6.20	(.9)
Total loans	375,655	5,685	6.03	374,070	5,874	6.25	.4
Interest-bearing deposits with banks	50,368	610	4.82	50,547	694	5.46	(.4)
Other earning assets	13,911	171	4.87	12,907	169	5.19	7.8
Total earning assets	614,268	7,862	5.10	607,180	8,117	5.33	1.2
Allowance for loan losses	(7,599)			(7,576)			(.3)
Unrealized gain (loss) on investment securities	(6,416)			(6,291)			(2.0)
Other assets	71,654			71,327			.5
Total assets	$671,907			$664,640			1.1

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$82,909			$80,939			2.4%
Interest-bearing deposits
Interest checking	125,111	358	1.14	125,631	399	1.26	(.4)
Money market savings	206,557	1,743	3.36	206,546	1,930	3.72	—
Savings accounts	41,200	85.82		36,814	28.30		11.9
Time deposits	56,536	586	4.13	58,827	647	4.37	(3.9)
Total interest-bearing deposits	429,404	2,772	2.57	427,818	3,004	2.79	.4
Short-term borrowings	17,607	257	5.81	17,723	284	6.38	(.7)
Long-term debt	57,428	657	4.55	54,841	663	4.81	4.7
Total interest-bearing liabilities	504,439	3,686	2.91	500,382	3,951	3.14	.8
Other liabilities	25,287			24,575			2.9
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	52,004			51,475			1.0
Total U.S. Bancorp shareholders' equity	58,812			58,283			.9
Noncontrolling interests	460			461			(.2)
Total equity	59,272			58,744			.9
Total liabilities and equity	$671,907			$664,640			1.1
Net interest income		$4,176			$4,166
Gross interest margin			2.19%			2.19%
Gross interest margin without taxable-equivalent increments			2.17			2.17

Percent of Earning Assets
Interest income			5.10%			5.33%
Interest expense			2.39			2.59
Net interest margin			2.71%			2.74%
Net interest margin without taxable-equivalent increments			2.69%			2.72%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Year Ended December 31,
	2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$166,634	$5,189	3.11%	$162,757	$4,566	2.81%	2.4%
Loans held for sale	2,539	173	6.82	2,461	147	5.98	3.2
Loans (c)
Commercial	133,412	8,717	6.53	134,883	8,662	6.42	(1.1)
Commercial real estate	51,657	3,326	6.44	54,646	3,384	6.19	(5.5)
Residential mortgages	117,026	4,577	3.91	115,922	4,305	3.71	1.0
Credit card	28,683	3,815	13.30	26,570	3,429	12.91	8.0
Other retail	43,097	2,619	6.08	49,254	2,599	5.28	(12.5)
Total loans	373,875	23,054	6.17	381,275	22,379	5.87	(1.9)
Interest-bearing deposits with banks	51,215	2,744	5.36	49,000	2,581	5.27	4.5
Other earning assets	12,378	629	5.08	9,706	471	4.85	27.5
Total earning assets	606,641	31,789	5.24	605,199	30,144	4.98	.2
Allowance for loan losses	(7,541)			(7,138)			(5.6)
Unrealized gain (loss) on investment securities	(6,820)			(7,985)			14.6
Other assets	71,734			73,364			(2.2)
Total assets	$664,014			$663,440			.1

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,007			$107,768			(23.0)%
Interest-bearing deposits
Interest checking	125,365	1,505	1.20	129,341	1,334	1.03	(3.1)
Money market savings	204,509	7,580	3.71	166,272	5,654	3.40	23.0
Savings accounts	39,625	165.42		55,590	90.16		(28.7)
Time deposits	57,009	2,438	4.28	46,692	1,697	3.63	22.1
Total interest-bearing deposits	426,508	11,688	2.74	397,895	8,775	2.21	7.2
Short-term borrowings	17,201	1,109	6.45	34,141	1,977	5.79	(49.6)
Long-term debt	54,473	2,583	4.74	44,142	1,865	4.22	23.4
Total interest-bearing liabilities	498,182	15,380	3.09	476,178	12,617	2.65	4.6
Other liabilities	25,157			25,369			(.8)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	50,398			46,852			7.6
Total U.S. Bancorp shareholders' equity	57,206			53,660			6.6
Noncontrolling interests	462			465			(.6)
Total equity	57,668			54,125			6.5
Total liabilities and equity	$664,014			$663,440			.1
Net interest income		$16,409			$17,527
Gross interest margin			2.15%			2.33%
Gross interest margin without taxable-equivalent increments			2.13			2.31

Percent of Earning Assets
Interest income			5.24%			4.98%
Interest expense			2.54			2.08
Net interest margin			2.70%			2.90%
Net interest margin without taxable-equivalent increments			2.68%			2.88%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$135,254	35.6	$129,434	34.6	$131,043	34.9	$130,530	34.8	$127,676	34.2
Lease financing	4,230	1.1	4,204	1.1	4,205	1.1	4,196	1.2	4,205	1.1
Total commercial	139,484	36.7	133,638	35.7	135,248	36.0	134,726	36.0	131,881	35.3

Commercial real estate
Commercial mortgages	38,619	10.2	39,602	10.6	40,844	10.9	41,157	11.0	41,934	11.2
Construction and
development	10,240	2.7	11,017	2.9	11,043	2.9	11,520	3.1	11,521	3.1
Total commercial
real estate	48,859	12.9	50,619	13.5	51,887	13.8	52,677	14.1	53,455	14.3

Residential mortgages
Residential mortgages	112,806	29.7	111,790	29.9	110,680	29.4	109,396	29.2	108,605	29.0
Home equity loans, first
liens	6,007	1.6	6,244	1.6	6,467	1.7	6,683	1.8	6,925	1.9
Total residential
mortgages	118,813	31.3	118,034	31.5	117,147	31.1	116,079	31.0	115,530	30.9

Credit card	30,350	8.0	29,037	7.8	28,715	7.6	27,844	7.4	28,560	7.6

Other retail
Retail leasing	4,040	1.0	4,038	1.1	4,178	1.1	4,137	1.1	4,135	1.1
Home equity and second
mortgages	13,565	3.6	13,364	3.6	13,180	3.5	12,932	3.5	13,056	3.5
Revolving credit	3,747	1.0	3,644	1.0	3,597	1.0	3,473.9		3,668	1.0
Installment	14,373	3.8	14,482	3.9	14,169	3.8	13,921	3.7	13,889	3.7
Automobile	6,601	1.7	7,308	1.9	8,012	2.1	8,799	2.3	9,661	2.6
Total other retail	42,326	11.1	42,836	11.5	43,136	11.5	43,262	11.5	44,409	11.9
Total loans	$379,832	100.0	$374,164	100.0	$376,133	100.0	$374,588	100.0	$373,835	100.0

Supplemental Business Line Schedules Fourth Quarter 2024
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,918	$1,902	$1,915	$1,910	$1,975
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	702	666	648	640	620
Service charges	140	134	146	134	128
Commercial products revenue	172	205	200	208	149
Mortgage banking revenue	—	—	—	—	—
Investment products fees	87	84	82	77	73
Securities gains (losses), net	—	—	—	—	—
Other	60	56	54	53	51
Total noninterest income	1,161	1,145	1,130	1,112	1,021
Total net revenue	3,079	3,047	3,045	3,022	2,996
Noninterest Expense
Compensation and employee benefits	514	547	564	566	534
Other intangibles	50	52	52	52	55
Net shared services	526	528	521	541	529
Other direct expenses	242	229	225	240	262
Total noninterest expense	1,332	1,356	1,362	1,399	1,380
Income before provision and income taxes	1,747	1,691	1,683	1,623	1,616
Provision for Credit Losses	50	94	100	141	69
Income before income taxes	1,697	1,597	1,583	1,482	1,547
Income taxes and taxable-equivalent adjustment	424	399	396	371	387
Net income	1,273	1,198	1,187	1,111	1,160
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,273	$1,198	$1,187	$1,111	$1,160

FINANCIAL RATIOS
Return on average assets	2.50%	2.38%	2.35%	2.24%	2.30%
Net interest margin (taxable-equivalent basis)	4.14	4.14	4.20	4.27	4.37
Efficiency ratio	43.3	44.5	44.7	46.3	46.1

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$115,917	$113,805	$115,739	$113,053	$113,393
Commercial real estate	35,612	36,925	37,444	37,976	38,329
Residential mortgages	16,047	15,673	15,159	14,705	14,572
Credit card	—	—	—	—	—
Other retail	5,535	5,430	5,441	5,403	5,612
Total loans	173,111	171,833	173,783	171,137	171,906
Other Earning Assets	11,399	10,740	9,590	8,738	7,287
Total earning assets	184,510	182,573	183,373	179,875	179,193
Non-earning Assets
Goodwill	4,824	4,825	4,824	4,825	4,825
Other intangible assets	903	955	1,007	1,059	1,112
Other non-earning assets	12,460	11,847	14,084	13,501	15,372
Total non-earning assets	18,187	17,627	19,915	19,385	21,309
Total assets	202,697	200,200	203,288	199,260	200,502
Deposits
Noninterest-bearing deposits	56,917	54,317	57,276	58,555	62,179
Interest checking	52,496	53,296	52,031	50,868	51,299
Savings products	153,948	150,333	152,544	145,387	143,199
Time deposits	11,208	12,036	12,241	12,054	12,124
Total deposits	274,569	269,982	274,092	266,864	268,801
Other Interest-bearing Liabilities	15,698	15,885	15,761	15,165	13,846
Other Noninterest-bearing Liabilities	8,765	8,526	10,748	10,060	11,969
Total liabilities	299,032	294,393	300,601	292,089	294,616
Total U.S. Bancorp Shareholders' Equity	21,234	21,277	21,485	21,760	22,710
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,234	21,277	21,485	21,760	22,710
NET INTEREST SPREADS (%)
Total earning assets	1.17	1.18	1.16	1.17	1.17
Total assets	.67	.66	.58	.60	.57
Total deposits	2.69	2.98	3.01	3.07	3.11
Total liabilities	2.65	2.95	3.00	3.05	3.10
CREDIT QUALITY
Net Charge-offs
Commercial	$73	$73	$72	$51	$28
Commercial real estate	46	67	35	13	71
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	1	—
Total net charge-offs	$119	$140	$107	$65	$99
Net Charge-off Ratios
Commercial	.25%	.26%	.25%	.18%	.10%
Commercial real estate	.51	.72	.38	.14	.73
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	.07	—
Total net charge-offs	.27%	.32%	.25%	.15%	.23%

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Nonperforming Assets
Nonperforming loans	$1,384	$1,359	$1,353	$1,292	$937
Other nonperforming assets	—	—	1	1	1
Total nonperforming assets	$1,384	$1,359	$1,354	$1,293	$938

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$44,410	$45,870	$47,144	$47,827	$48,486
Wealth management	28,623	28,040	27,689	27,244	27,407
Institutional client group	85,406	83,497	84,494	81,797	81,174
Global corporate trust & custody	122	134	117	116	167
Other	14,550	14,292	14,339	14,153	14,672
Total	$173,111	$171,833	$173,783	$171,137	$171,906

Average Deposit Balances
Commercial real estate division	$16,917	$16,148	$15,263	$15,574	$16,642
Wealth management	42,649	41,843	42,655	42,179	41,655
Institutional client group	134,114	131,394	134,156	135,073	137,836
Global corporate trust & custody	70,784	70,853	71,397	64,458	62,696
Other	10,105	9,744	10,621	9,580	9,972
Total	$274,569	$269,982	$274,092	$266,864	$268,801

Noninterest Income
Trust and investment management fees
Wealth management	$177	$169	$166	$165	$158
U.S. Bancorp Asset Management	62	61	60	61	57
Global corporate trust & custody	294	276	265	262	258
Fund services	155	149	147	142	138
Other	14	11	10	10	9
Global capital markets	212	247	238	242	188
Treasury management	140	134	146	134	128
All other noninterest income	107	98	98	96	85
Total	$1,161	$1,145	$1,130	$1,112	$1,021

Assets Under Management by Category *
Equity	$81,688	$79,653	$73,940	$70,924	$66,344
Fixed income	214,329	213,602	217,792	212,045	200,607
Money market	171,192	160,592	154,977	155,774	154,250
Other	37,916	35,188	33,622	33,421	33,134
Total	$505,125	$489,035	$480,331	$472,164	$454,335

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,921	$1,937	$1,921	$1,879	$1,957
Noninterest Income
Card revenue	2	2	3	3	3
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Service charges	169	166	174	179	194
Commercial products revenue	5	6	6	6	5
Mortgage banking revenue	116	155	160	166	137
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	74	71	70	69	70
Total noninterest income	367	401	414	424	410
Total net revenue	2,288	2,338	2,335	2,303	2,367
Noninterest Expense
Compensation and employee benefits	547	560	554	560	553
Other intangibles	65	67	67	67	72
Net shared services	701	698	701	700	735
Other direct expenses	325	338	320	299	331
Total noninterest expense	1,638	1,663	1,642	1,626	1,691
Income before provision and income taxes	650	675	693	677	676
Provision for Credit Losses	80	18	30	54	48
Income before income taxes	570	657	663	623	628
Income taxes and taxable-equivalent adjustment	143	164	166	156	157
Net income	427	493	497	467	471
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$427	$493	$497	$467	$471

FINANCIAL RATIOS
Return on average assets	1.01%	1.16%	1.18%	1.11%	1.09%
Net interest margin (taxable-equivalent basis)	4.84	4.88	4.91	4.82	4.91
Efficiency ratio	71.6	71.1	70.3	70.6	71.4

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$4,314	$4,331	$4,060	$3,818	$3,780
Commercial real estate	11,590	11,745	11,941	12,083	12,353
Residential mortgages	102,358	101,885	101,318	100,933	100,623
Credit card	—	—	—	—	—
Other retail	36,870	37,343	37,636	38,122	39,207
Total loans	155,132	155,304	154,955	154,956	155,963
Other Earning Assets	2,738	2,738	2,278	1,879	2,170
Total earning assets	157,870	158,042	157,233	156,835	158,133
Non-earning Assets
Goodwill	4,326	4,326	4,326	4,326	4,327
Other intangible assets	4,324	4,405	4,734	4,696	4,926
Other non-earning assets	2,269	2,163	2,437	3,338	4,480
Total non-earning assets	10,919	10,894	11,497	12,360	13,733
Total assets	168,789	168,936	168,730	169,195	171,866
Deposits
Noninterest-bearing deposits	20,220	20,724	20,914	21,389	23,363
Interest checking	71,103	70,733	72,231	72,898	74,772
Savings products	91,720	90,875	92,497	90,565	87,559
Time deposits	37,565	39,228	37,696	35,335	33,681
Total deposits	220,608	221,560	223,338	220,187	219,375
Other Interest-bearing Liabilities	1,466	1,176	965	1,112	1,222
Other Noninterest-bearing Liabilities	2,051	2,007	2,143	2,117	2,288
Total liabilities	224,125	224,743	226,446	223,416	222,885
Total U.S. Bancorp Shareholders' Equity	14,054	14,247	14,560	14,851	15,374
Noncontrolling Interests	—	—	—	—	—
Total Equity	14,054	14,247	14,560	14,851	15,374
NET INTEREST SPREADS (%)
Total earning assets	1.34	1.33	1.34	1.34	1.33
Total assets	1.02	1.00	1.00	.97	.93
Total deposits	4.31	4.75	4.76	4.77	4.91
Total liabilities	4.28	4.71	4.72	4.73	4.87
CREDIT QUALITY
Net Charge-offs
Commercial	$13	$15	$15	$14	$13
Commercial real estate	1	3	1	1	—
Residential mortgages	(2)	(3)	(4)	—	(1)
Credit card	—	—	—	—	—
Other retail	62	50	47	53	52
Total net charge-offs	$74	$65	$59	$68	$64
Net Charge-off Ratios
Commercial	1.20%	1.38%	1.49%	1.47%	1.36%
Commercial real estate	.03	.10	.03	.03	—
Residential mortgages	(.01)	(.01)	(.02)	—	—
Credit card	—	—	—	—	—
Other retail	.67	.53	.50	.56	.53
Total net charge-offs	.19%	.17%	.15%	.18%	.16%

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Nonperforming Assets
Nonperforming loans	$386	$398	$401	$389	$397
Other nonperforming assets	21	21	23	25	26
Total nonperforming assets	$407	$419	$424	$414	$423

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$4,035	$4,087	$4,185	$4,082	$4,167
Home equity and second mortgages	11,022	10,812	10,602	10,527	10,481
Other	21,813	22,444	22,849	23,513	24,559
Total other retail	$36,870	$37,343	$37,636	$38,122	$39,207
Home equity first lien*	$5,498	$5,721	$5,930	$6,145	$6,371
Home equity loans	2,381	2,226	2,028	1,915	1,815
Home equity lines	8,641	8,586	8,574	8,612	8,666
Total home equity	$16,520	$16,533	$16,532	$16,672	$16,852
Net Charge-off Ratios (%)
Retail leasing	.79	.49	.29	.49	.19
Home equity and second mortgages	.04	(.04)	(.04)	—	(.04)
Other	.97	.82	.79	.82	.82
Total other retail	.67	.53	.50	.56	.53
Retail Credit Production
Indirect loan/lease production volume	$1,397	$1,798	$1,929	$1,569	$1,072
Direct branch loan/line production volume	1,430	1,417	1,754	1,382	1,336
Other production volume	547	469	522	375	256
Total retail credit production volume	$3,374	$3,684	$4,205	$3,326	$2,664
Branch and ATM Data
# of branches	2,165	2,187	2,207	2,256	2,274
# of U.S. Bank ATMs	4,489	4,515	4,534	4,522	4,524

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$67	$89	$80	$69	$46
Loan servicing	173	170	176	180	180
Mortgage servicing rights fair value changes
net of economic hedges (b)	(14)	(10)	(6)	(2)	4
Other changes in mortgage servicing rights fair value (c)	(110)	(94)	(90)	(81)	(93)
Total mortgage banking revenue	$116	$155	$160	$166	$137
Mortgage production volume	$10,211	$11,076	$9,449	$7,129	$7,405
Mortgage application volume	$11,087	$17,089	$14,415	$12,531	$9,535
Mortgages serviced for others (d)(e)	$216,648	$215,286	$225,780	$232,907	$233,382
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of December 31, 2024, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$52,807	$25,139	$138,428	$216,374
Fair value		$856	$512	$2,001	$3,369
Value (bps) (i)		162	204	145	156
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.57	4.56	5.69	5.17
Weighted-average note rate		4.92%	4.35%	3.87%	4.18%
Weighted-average age (in years)		4.5	6.1	5.0	5.0
Weighted-average expected prepayment (constant prepayment rate)		9.9%	10.2%	7.8%	8.6%
Weighted-average expected life (in years)		7.5	6.8	7.4	7.4
Weighted-average option adjusted spread (j)		5.8%	6.2%	5.6%	5.7%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$729	$727	$673	$702	$676
Noninterest Income
Card revenue	431	424	425	389	433
Corporate payment products revenue	191	203	195	184	182
Merchant processing services	419	440	454	401	409
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Commercial products revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	11	6	20	5	5
Total noninterest income	1,052	1,073	1,094	979	1,029
Total net revenue	1,781	1,800	1,767	1,681	1,705
Noninterest Expense
Compensation and employee benefits	225	227	226	228	218
Other intangibles	24	23	23	27	29
Net shared services	549	537	520	520	538
Other direct expenses	239	229	223	235	254
Total noninterest expense	1,037	1,016	992	1,010	1,039
Income before provision and income taxes	744	784	775	671	666
Provision for Credit Losses	463	404	388	359	461
Income before income taxes	281	380	387	312	205
Income taxes and taxable-equivalent adjustment	70	95	97	78	51
Net income	211	285	290	234	154
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$211	$285	$290	$234	$154

FINANCIAL RATIOS
Return on average assets	1.73%	2.40%	2.53%	2.01%	1.35%
Net interest margin (taxable-equivalent basis)	6.85	6.94	6.61	7.07	6.70
Efficiency ratio	58.2	56.4	56.1	60.1	60.9

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$12,439	$12,511	$12,334	$11,705	$12,121
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	29,438	28,994	28,349	27,942	27,753
Other retail	146	148	149	156	165
Total loans	42,023	41,653	40,832	39,803	40,039
Other Earning Assets	290	8	115	153	10
Total earning assets	42,313	41,661	40,947	39,956	40,049
Non-earning Assets
Goodwill	3,399	3,370	3,327	3,331	3,326
Other intangible assets	262	266	281	300	319
Other non-earning assets	2,576	1,902	1,544	3,229	1,679
Total non-earning assets	6,237	5,538	5,152	6,860	5,324
Total assets	48,550	47,199	46,099	46,816	45,373
Deposits
Noninterest-bearing deposits	2,592	2,653	2,706	2,791	2,772
Interest checking	—	—	—	—	—
Savings products	94	94	96	96	98
Time deposits	1	1	1	1	1
Total deposits	2,687	2,748	2,803	2,888	2,871
Other Interest-bearing Liabilities	178	220	342	304	253
Other Noninterest-bearing Liabilities	5,774	5,073	4,712	6,275	4,674
Total liabilities	8,639	8,041	7,857	9,467	7,798
Total U.S. Bancorp Shareholders' Equity	10,154	9,959	9,941	9,965	9,695
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,154	9,959	9,941	9,965	9,695
NET INTEREST SPREADS (%)
Total earning assets	6.21	6.32	6.00	6.46	6.11
Total assets	4.80	4.98	4.75	4.73	4.80
Total deposits	5.48	5.94	6.03	5.99	5.94
Total liabilities	4.74	5.19	5.17	5.31	5.39
CREDIT QUALITY
Net Charge-offs
Commercial	$60	$59	$57	$51	$44
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	317	299	315	296	255
Other retail	1	1	1	1	1
Total net charge-offs	$378	$359	$373	$348	$300
Net Charge-off Ratios
Commercial	1.92%	1.88%	1.86%	1.75%	1.44%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.28	4.10	4.47	4.26	3.65
Other retail	2.72	2.69	2.70	2.58	2.40
Total net charge-offs	3.58%	3.43%	3.67%	3.52%	2.97%

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$436	$426	$442	$390	$436
Corporate payment systems	195	207	198	187	184
Global merchant acquiring	421	440	454	402	409
Total	$1,052	$1,073	$1,094	$979	$1,029
Payment Volumes
Retail payment solutions (Issuing)
Credit card	$37,640	$36,912	$36,504	$33,683	$35,604
Debit and prepaid card	27,247	27,299	26,766	25,262	26,169
Total retail payment solutions	$64,887	$64,211	$63,270	$58,945	$61,773

Corporate payment systems (issuing)	$21,859	$23,808	$22,391	$21,477	$21,012

Merchant volume (acquiring)	$142,576	$148,338	$147,809	$137,552	$135,727
# of merchant transactions	2,112,763,544	2,171,741,540	2,136,671,083	1,930,302,342	2,002,532,119

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($392)	($400)	($457)	($476)	($466)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	5	2	2	2	2
Commercial products revenue	187	186	168	174	172
Mortgage banking revenue	—	—	30	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(1)	(119)	(36)	2	(116)
Other	62	10	13	7	102
Total noninterest income	253	79	177	185	160
Total net revenue	(139)	(321)	(280)	(291)	(306)
Noninterest Expense
Compensation and employee benefits	1,321	1,303	1,275	1,337	1,204
Other intangibles	—	—	—	—	—
Net shared services	(1,776)	(1,763)	(1,742)	(1,761)	(1,802)
Other direct expenses	759	629	685	848	1,707
Total noninterest expense	304	169	218	424	1,109
Income (loss) before provision and income taxes	(443)	(490)	(498)	(715)	(1,415)
Provision for Credit Losses	(33)	41	50	(1)	(66)
Income (loss) before income taxes	(410)	(531)	(548)	(714)	(1,349)
Income taxes and taxable-equivalent adjustment	(169)	(277)	(185)	(228)	(425)
Net income (loss)	(241)	(254)	(363)	(486)	(924)
Net (income) loss attributable to noncontrolling interests	(7)	(8)	(8)	(7)	(14)
Net income (loss) attributable to U.S. Bancorp	($248)	($262)	($371)	($493)	($938)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$2,714	$2,491	$2,206	$2,191	$1,802
Commercial real estate	2,669	2,784	2,904	2,978	3,143
Residential mortgages	1	1	1	1	1
Credit card	—	—	—	—	—
Other retail	5	4	4	4	2
Total loans	5,389	5,280	5,115	5,174	4,948
Other Earning Assets	224,186	219,624	222,224	214,295	211,921
Total earning assets	229,575	224,904	227,339	219,469	216,869
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	8	9	9	10	10
Other non-earning assets	22,288	23,392	20,039	19,159	16,828
Total non-earning assets	22,296	23,401	20,048	19,169	16,838
Total assets	251,871	248,305	247,387	238,638	233,707
Deposits
Noninterest-bearing deposits	3,180	3,245	2,522	2,052	2,276
Interest checking	1,512	1,602	1,447	1,245	1,374
Savings products	1,995	2,058	2,104	2,099	1,194
Time deposits	7,762	7,562	7,603	7,726	6,891
Total deposits	14,449	14,467	13,676	13,122	11,735
Other Interest-bearing Liabilities	57,693	55,283	52,905	52,496	52,187
Other Noninterest-bearing Liabilities	8,697	8,969	7,527	7,188	7,448
Total liabilities	80,839	78,719	74,108	72,806	71,370
Total U.S. Bancorp Shareholders' Equity	13,370	12,800	10,043	9,091	6,535
Noncontrolling Interests	460	461	463	464	465
Total Equity	13,830	13,261	10,506	9,555	7,000
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$—	$—	($1)	$—	$—
Commercial real estate	(9)	—	—	7	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	($9)	$—	($1)	$7	$—
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Nonperforming Assets
Nonperforming loans	$23	$52	$56	$60	$115
Other nonperforming assets	18	18	18	19	18
Total nonperforming assets	$41	$70	$74	$79	$133